EXHIBIT 4.1

     TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

INCORPORATED UNDER THE LAWS                 THIS CERTIFICATE IS TRANSFERABLE IN
 OF THE STATE OF DELAWARE                   CHARLOTTE, N.C. OR IN NEW YORK, N.Y.
         NUMBER                                         SHARES
      NC                      [NEFF LOGO]

  CLASS A COMMON STOCK         NEFF CORP.    SEE REVERSE FOR CERTAIN DEFINITIONS
                                                   CUSIP 640094 10 8

THIS CERTIFIES THAT

IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                             CLASS A COMMON STOCK OF
                                   NEFF CORP.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         The Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                 Neff Corp.
/s/ KEVIN FITZGERALD             Corporate                  /s/ JORGE MAS
      President and Secretary      SEAL                               Chairman
                                   1998
                                 DELAWARE

                    COUNTERSIGNED AND REGISTERED:
                            FIRST UNION NATIONAL BANK
                            (CHARLOTTE, NORTH CAROLINA)      TRANSFER AGENT
                                                              AND REGISTRAR
                    BY
                                                           AUTHORIZED SIGNATURE

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Neff Corp. and First Union National Bank dated as of May 15, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Neff Corp. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Neff Corp. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

                                   NEFF CORP.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

                              UNIF GIFT MIN ACT -_____________Custodian_________
                                                    (Minor)             (Cust)
                                                 under Uniform Gifts to Minors
                                                 Act________________________
                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated________________________________
                                     __________________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                        AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.